Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
Komag, Incorporated
Pursuant to the Offer to Purchase,
Dated July 11, 2007
by
State M Corporation,
a wholly owned subsidiary of
Western Digital Technologies, Inc.,
a wholly owned subsidiary of
Western Digital Corporation

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, AUGUST 7, 2007, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:

Computershare Trust Company, N.A	Computershare Trust Company, N.A.
c/o Voluntary Corporate Actions	c/o Voluntary Corporate Actions
P.O. Box 43011	250 Royall Street
Providence, RI 02940-3011	Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above for the depositary will not constitute a valid delivery.

This Letter of Transmittal and the instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. All questions regarding the offer should be directed to the information agent, D.F. King & Co., Inc. at the addresses and telephone numbers as set forth on the back cover page of the Offer to Purchase.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)	Share Certificate(s) Enclosed
(Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	(Attach additional signed list if necessary)
Total Number of
Shares
		Represented by	Number of
	Share Certificate	Share	Shares
	Number(s)*	Certificate(s)*	Tendered**

* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

Scan: Corp Actions Voluntary

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase.

Holders of outstanding shares of common stock, par value $0.01 per share (the “Shares”), of Komag, Incorporated, whose certificates for such shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase. See Instruction 2 to this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Depositary.
Scan: Corp Actions Voluntary

2

☐	CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:  , 2007

Name of Institution which Guaranteed Delivery:

If delivery is by book-entry transfer:

Name of Tendering Institution:

Account Number:

Transaction Code Number:
Scan: Corp Actions Voluntary

Ladies and Gentlemen:

The undersigned hereby tenders to State M Corporation, a Delaware corporation (the “Offeror”) and a wholly owned subsidiary of Western Digital Technologies, Inc., a Delaware corporation (“WDTI”) and a wholly owned subsidiary of Western Digital Corporation, a Delaware corporation (“Parent”), the above-described shares of common stock, par value $0.01 per share (the “Shares”), of Komag, Incorporated, a Delaware corporation (the “Company”), pursuant to the Offeror’s offer to purchase all outstanding Shares at $32.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 11, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the “Offer”). The Offer is being made in connection with the Agreement and Plan of Merger, dated June 28, 2007, among the Offeror, Parent and the Company. The Offer expires at 12:00 Midnight, New York City time, on Tuesday, August 7, 2007, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”). The Offeror reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Offeror of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 11, 2007) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by The Depository Trust Company (“DTC”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (ii) present such Shares (and all such other Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints the Board of Directors of Offeror, or any of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 11, 2007), including, without limitation, the right to vote such shares in such manner as such attorney and his substitute shall, in his sole discretion, deem proper at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon and to the extent of, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given by the undersigned (and if given, will be deemed ineffective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 11, 2007) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, the Offeror , WDTI or Parent to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.
Scan: Corp Actions Voluntary

The undersigned understands that tenders of the Shares pursuant to any one of the procedures described in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of the Shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of any Shares purchased and any certificates for the Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Offeror has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.
Scan: Corp Actions Voluntary

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of the Shares purchased (less the amount of any Federal income and backup withholding tax required to be withheld) or certificates for the Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue check and/or certificate to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax ID or Social Security Number(s))
(See Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 6, 7 and 8)

To be completed ONLY if the check for the purchase price of the Shares purchased (less the amount of any Federal income and backup withholding tax required to be withheld) or certificates for the Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Issue check and/or certificate to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax ID or Social Security Number(s))
(See Substitute Form W-9)
Scan: Corp Actions Voluntary

PLEASE SIGN ON THIS PAGE
(To be completed by all the tendering Shareholders regardless of whether the Shares are being physically delivered herewith)

X

X
Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:  , 2007

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Complete Substitute Form W-9 at the end of this Letter of Transmittal)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY
PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:  , 2007
Scan: Corp Actions Voluntary

Substitute Form W-9 Request for Taxpayer Identification Number and Certification
PAYER’S NAME: Computershare Trust Company, N.A.

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

Name:

Address:

City, State, and Zip Code:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer	Social Security Number Employer Identification Number
Certification — Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (‘‘IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES SURRENDERED IN CONNECTION WITH THE OFFER AND A $50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE ‘‘APPLIED FOR” IN THE SPACE FOR THE ‘‘TIN” ON THE SUBSTITUTE FORM W-9.
Scan: Corp Actions Voluntary

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I will be subject to backup withholding on payments other than interest, dividends and certain payments relating to readily tradable instruments and that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

Scan: Corp Actions Voluntary

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Shares) tendered herewith and such holder(s) has not completed the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the Depositary by the Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 entitled “Procedure for Tendering Shares” of the Offer to Purchase.

The method of delivery of the Shares and all other required documents, including through DTC, is at the option and risk of the tendering stockholder. If certificates for the Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of the Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered”. In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
Scan: Corp Actions Voluntary

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of the certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes.  The Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Offeror pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions.  If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any Shares tendered by book-entry transfer not purchased will be returned by crediting the account at DTC designated above.

8. Substitute Form W-9.   Each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. Each holder must date and sign the Substitute W-9 in the spaces indicated. Failure to provide the information on the form may subject the holder to a 28% federal backup withholding on any cash payment he or she is otherwise entitled to receive pursuant to the Offer. The Certificate of Awaiting Taxpayer Identification Number box must be completed and executed if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the certificate is completed, the Depositary will withhold 28% of all reportable payments that the holder is otherwise entitled to receive (other than reportable interest, dividend and certain other payments for a period of 60 days) until a TIN is provided to the Depositary.

To ensure compliance with requirements imposed by the Internal Revenue Service (“IRS”), we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code, or (ii) promoting, marketing or recommending to another party any matters addressed herein.

9. Mutilated, Lost, Stolen or Destroyed Certificates.  If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should contact Wells Fargo Bank Minnesota, National Association, the current transfer agent for the Shares (the “Transfer Agent”) at (800) 401-1957. The Transfer Agent will provide such stockholder with all necessary forms and instructions with respect to any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to give the Offeror, the Depository or the Transfer Agent a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

10. Requests for Assistance or Additional Copies.  Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth below.
Scan: Corp Actions Voluntary

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax laws, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder’s social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the IRS, in addition to any criminal penalty provided by law.

Certain stockholders (including, among others, all corporations and certain non-corporate foreign stockholders) are not subject to these backup withholding and reporting requirements. In order for a non-corporate foreign stockholder to qualify as an exempt recipient, that stockholder must submit an appropriate Form W-8 (instead of Form W-9), signed under penalties of perjury, attesting to that stockholder’s exempt status. Such Form may be obtained from the Depositary or from the website maintained by the IRS at www.irs.gov. Exempt stockholders, other than non-corporate foreign stockholders, should furnish their TIN, write “exempt” on the face of the Substitute Form W-9 above and sign, date and return the Substitute Form W-9 to the Depositary. See the instructions to Form W-9 for additional guidance. A stockholder should consult such stockholder’s tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS by filing an appropriate claim, provided that the applicable information and forms are provided to the IRS and other requirements are satisfied.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding tax with respect to payment for Shares purchased pursuant to the Offer, the stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number by completing the form contained herein, certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) such stockholder is exempt from federal backup withholding, (2) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding tax as a result of failure to report all interest or dividends or (3) the IRS has notified the stockholder that he or she is no longer subject to backup withholding tax.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the Depositary the social security number or employer identification number of such stockholder. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 accompanying this Letter of Transmittal for additional guidance on which number to report.

IRS Circular 230 Disclosure
To ensure compliance with requirements imposed by the IRS, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code, or (ii) promoting, marketing or recommending to another party any matters addressed herein.
Scan: Corp Actions Voluntary

Important: This Letter of Transmittal (or a facsimile hereof), together with share certificates or confirmation of book-entry transfer or the notice of guaranteed delivery, and all other required documents, must be received by the depositary on or prior to the Expiration Date.

Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other materials related to the Offer may be directed to D.F. King & Co., Inc., the information agent for the Offer, or Goldman, Sachs and Co., the dealer manager for the Offer, at their respective addresses and telephone numbers set forth below. Stockholders may also contact brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

The Dealer Manager for the Offer is:

85 Broad Street
New York, New York 10004

(212) 902-1000 (Call Collect)
(800) 323-5678 (Call Toll-Free)

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

Shareholders Call Toll-Free: (888) 628-9011
Banks and Brokers Call Collect: (212) 269-5550

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Overnight Courier:

Computershare Trust Company, N.A.	For Eligible Institutions Only:	Computershare Trust Company, N.A
c/o Voluntary Corporate Actions	(617) 360-6810	c/o Voluntary Corporate Actions
P.O. Box 43011		250 Royall Street
Providence, RI 02940-3011	For Confirmation Only Telephone:	Canton, MA 02021
(781) 575-2332
Scan: Corp Actions Voluntary